Investor Presentation (Q2 2024) (WSBC financials as of the three months ended March 31, 2024) John Iannone Senior Vice President, Investor Relations 304-905-7021 Note: update footnote copyright year annually

Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2023 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”) including WesBanco's Form 10-Q for the quarter ended March 31, 2024, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions, changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC. Forward-Looking Statements and Non-GAAP Financial Measures

Strong and balanced market presence across diverse geographies that supports disciplined organic growth Granular core deposit funding base supports robust commercial and consumer business model Diversified revenue streams built upon unique long-term advantages Distinct long-term growth strategies built upon prudent credit, capital, and risk management Diversified business model with strong market presence Note: loan and deposit data as of 3/31/2024; location data as of 3/31/2024 (LPOs indicated by red dots); market share based on 2023 state deposit rankings (except Pittsburgh which is MSA) (exclusions: Pittsburgh MSA – BNY Mellon, Raymond James; MD – Forbright, Capital Funding; OH – National Consumer Cooperative Bank) (source: S&P Capital IQ as of 10/13/2022) Premier Regional Financial Services Institution #14 in MD #15 in OH #12 in KY #3 in WV #10 Pgh MSA Strong Market Presence in Major Markets Broad and Balanced Market Distribution

Balanced loan and deposit distribution across contiguous eight state footprint, with complementary loan production office strategy Full suite of commercial and consumer banking capabilities, complemented by a wealth management business with a 100+ year track-record of success managing $5.6B of trust assets and $1.8B under securities brokerage Robust legacy deposit base provides core funding and pricing advantages Streamlining through digitization and technology investments Unique advantages, sustainable growth, shareholder focus Note: trust assets are market value and securities brokerage is account value (including annuities) as of 3/31/2024 Investment Rationale Balanced and Diversified with Unique Long-Term Advantages Disciplined Growth from Distinct Long-Term Growth Strategies Legacy of Credit Quality, Risk Management, and Shareholder Focus Organic growth-oriented business model supported by strategic acquisition and loan and production office strategies that support positive operating leverage Relationship-focused model that meets customer needs efficiently and effectively Leveraging digital capabilities to drive customer relationship value Focus on positive operating leverage built upon a culture of expense management Uncompromising approach to risk management, regulatory compliance, credit underwriting, and capital management Eight consecutive “outstanding” CRA ratings from the FDIC since 2003 Senior unsecured debt ratings of BBB+ to WesBanco, Inc. and A- to WesBanco Bank, Inc., from Kroll Bond Rating Agency Critical, long-term focus on shareholder return through earnings growth and effective capital management

Strategies for Long-Term Success

Organic growth-oriented business model Long-Term Growth Strategies Focus on Delivering Positive Operating Leverage Strong Legacy of Credit, Capital, and Risk Management Diversified Loan Portfolio Built upon a Relationship Focused Model Distinct Revenue Capabilities, Led by 100+ Year Wealth Management Business Digital Banking Service Strategies and Core Funding Advantage Franchise-Enhancing Expansion through LPO Strategy and Targeted Acquisitions

Focus on strategic diversification, growth, and credit quality Balance disciplined loan origination with prudent underwriting standards Focus on relationship lending, especially for C&I Key offerings include loan swaps, treasury management, foreign exchange, cyber security, and lockbox services Strong residential mortgage program, including home equity lending Loan production office strategy Focus on balanced loan growth with strong underwriting standards Note: loan and deposit data as of quarter ending 3/31/2024; loan-to-value and debt service coverage as of 12/31/2023; office investment portfolio includes just one high-pass rated office investment loan within Washington D.C. and excludes owner-occupied Diversified Loan Portfolio $11.9 Billion Loan Portfolio Average loans to average deposits ratio of 88.7% provides opportunity for continued loan growth Peer-leading non-interest bearing deposit levels drives competitive funding advantage Manageable lending exposures De-emphasized consumer and several CRE categories in recent years Office investment loan portfolio ~$365 million, representing 3% of the total loan portfolio Geographically diverse (no Tier 1 cities); >98% “pass” risk grade classifications Average loan-to-value ~61%; average debt service coverage ratio ~1.7x Loan Category C&I HELOC Residential R/E Comm’l R/E (Total) Consumer Total 6% 5% 9% 7% (7%) Organic 2% 3% 7% (2%) (11%) Five-Year CAGR consider adding back CAGR table in coming quarters if growth continues to be positive

Securities Brokerage Securities investment sales Licensed banker program Investment advisory services Regional player/coach program Expand external business development opportunities Expansion opportunities in KY, IN, and Mid-Atlantic Trust & Investments $5.6B of trust and mutual fund assets under management 6,700+ relationships Legacy market private wealth management growth opportunities Expansion opportunities in the Mid-Atlantic market WesMark Funds – six proprietary funds across equities, bonds, and tactical assets Strong capabilities built upon a century of success Note: assets, loans, deposits, and clients as of 3/31/2024; chart financials as of 12/31 unless otherwise stated; trust assets are market value and securities brokerage is account value (including annuities) Wealth Management $0.1 $0.4 $0.8 $1.1 Private Banking Loans and Deposits (as of 12/31) ($B) CAGR 30% Trust Assets (Market Value as of 12/31) ($B) CAGR 4.3% 3/31 3/31 Private Banking $1.5B in private client loans and deposits 5,100+ relationships Private wealth management growth opportunities across all markets $1.5 Securities Brokerage Account Value (Market Value as of 12/31) ($B) CAGR 12% 3/31 Insurance: personal, commercial, title, health, and life; expand title business in all markets; digital insurance agency for both personal and commercial property & casualty; and third-party administrator (TPA) services for small business healthcare plans

New capabilities with long-term growth opportunities Treasury Management Focus on building comprehensive business customer relationships by providing individualized services to improve cash flow management, increase earning power, and strengthen fraud protection for clients Key Treasury Management services Online and mobile access Deposit services Payables Sweep products Fraud and risk mitigation New Treasury Management products Multi-card (purchasing, T&E, fleet, virtual cards) Deposit escrow sub-accounting capabilities Integrated payables Integrated receivables In 2025/2026 try to develop a metric/chart to add to slide During 2023, transformed the Treasury Management business line into a sales-oriented organization that strategically partners with commercial and business bankers to strengthen customer relationships Represents an untapped market for our business clients, as current focus is on building a strong pipeline to drive future fee-based revenues Industry experts estimate that 40% of all B2B payments in the U.S. are still made with a check ... costing companies $25 billion of processing costs annually

Digital banking utilization ~75% of retail customers utilize online digital banking services ~5.0 million web and mobile logins per month Mobile ~50% of total, with an average of 16 monthly logins per customer >240,000 mobile wallet transactions, ~30,000 mobile deposits, and >40,000 Zelle® payments per month Digital acquisition >40% of residential mortgage applications submitted via online portal >260 deposit accounts opened online per month WesBanco Insurance Services launched white-label insurance capabilities with a web-based term-life insurance platform, and a fully-integrated digital property and casualty insurance for consumers and small businesses State-of-the-art core banking software system Omni-channel presence – real-time account activity across all channels Improved customer service through reduced manual activities More efficient processing cost structure Cloud-based architecture utilization Early adoption to leverage modernized data and application platforms, combined with significant expense and performance benefits Actively harnessing advanced artificial intelligence (AI) and robotic process automation (RPA) technologies to automate business processes Leveraging digital to drive customer value and enterprise efficiency Note: digital statistics as of 1Q2024 year-to-date (“YTD”); Zelle® payment service added August 2021; online residential mortgage applications and deposit account opening capabilities launched July 2019; WesBanco Insurance Services online term-life and P&C insurance capabilities launched November 2020 and January 2021, respectively; core banking software system upgraded 8/2/2021 Robust Digital Capabilities

Differentiated and peer-leading deposit profile Note: quarterly financial data; peer bank group includes all U.S. banks with total assets of $10B to $25B from S&P Capital IQ (as of 5/3/2024) and represent simple averages; total deposits funding cost includes non-interest bearing deposits Core Deposit Funding and Pricing Advantages Granular core deposit funding base supports diversified commercial and retail strategy Peer-leading non-interest bearing deposit levels drives competitive funding advantage Total demand deposits (~55% of total deposits) and non-interest bearing demand deposits (~29% of total deposits) have grown organically 7% and 5%, respectively (5-year CAGR) Average loans to average deposits ratio of 88.7% provides opportunity for continued loan growth Q1 Q1

Targeted acquisitions in existing markets and new higher-growth metro areas, as well as a complementary loan production office (“LPO”) strategy Long-term focus on appropriate capital management to enhance shareholder value Strong capital and liquidity, along with strong regulatory compliance processes, provides ability to execute transactions quickly Diligent efforts to maintain a community bank-oriented, value-based approach to our markets History of successful acquisitions that have improved earnings Franchise-Enhancing Expansion Loan production office strategy and targeted acquisitions Note: AmTrust was an acquisition of five branches; loan production office strategy indicated by red dots Franchise-Enhancing Expansion Contiguous Markets Expansion YCB FFKT FTSB OAKF ESB & FSBI OLBK AmTrust Franchise-Enhancing Expansion Mergers OLBK FFKT FTSB YCB ESB FSBI AmTrust OAKF Announced Jul-19 Apr-18 Nov-17 May-16 Oct-14 Jul-12 Jan-09 Jul-07 Closed Nov-19 Aug-18 Apr-18 Sep-16 Feb-15 Nov-12 Mar-09 Nov-07 Loan Production Offices Akron Canton (2Q2016) Northern VA (3Q2021) Nashville (1Q2022) Indianapolis (2Q2022) Cleveland (3Q2022) Chattanooga (3Q2023)

(1) Track-record of expense control with on-going enhancement efforts Note: financial data as of 12/31; current data as of 3/31/2024; balance sheet data as of period ends (1) Non-GAAP measure – please see reconciliation in appendix; non-interest expense does not exclude restructuring and merger-related expenses; Delivering Positive Operating Leverage ESB Merger (Feb-15) Fidelity Merger (Nov-12) YCB Merger (Sep-16) FTSB (Apr-18) & FFKT (Aug-18) Mergers OLBK Merger (Nov-19) Track-record of disciplined growth, balanced by a fundamental focus on expense management and supported by franchise-enhancing acquisitions, in order to deliver positive operating leverage and enhance shareholder value

Strong legacy of credit and risk management and regulatory compliance Based upon conservative underwriting standards and approval processes supported by centralized back-office and loan funding functions Mature enterprise risk management program headed by Chief Risk Officer addressing key risks in all business lines and functional areas Enhanced compliance and risk management system and testing platform Strong and scalable BSA/AML function Examined by CFPB for consumer compliance supervision Eight consecutive “outstanding” CRA ratings since 2003 Strong regulatory capital ratios significantly above regulatory requirements Capital ratios above both regulatory and well-capitalized levels Note: capital ratios enhanced by August 2020 issuance of $150MM of preferred stock; effective 4Q2019, as required by the Dodd-Frank Act for financial institutions with total assets >$15B, Tier 1 Capital Ratios negatively impacted by the movement of ~$130MM of TruPS from Tier 1 to Tier 2 risk-based capital Strong Risk Management and Capital Position memo Well-Capitalized 8.0% Required 6.0% memo Well-Capitalized 5.0% Required 4.0% Tier 1 Leverage Capital Ratio Tier 1 Risk-Based Capital Ratio

Ensuring a strong financial institution for all of our stakeholders Note: data as of 12/31/2023 except Board diversity (as of 4/17/2024) and financial center reduction (as of 12/31/2023 and compared to 12/31/2018); “CRA” is Community Reinvestment Act; “key senior executive leadership” defined as the CEO’s direct reports and their direct reports; please visit wesbanco.com for the full sustainability report Commitment to Sustainability >6,800 jobs Created by New Markets Loan Program (Tax Credit Allocations 2004, 2007, 2017, 2018) $2.3 billion Community Development Lending (2019-2023) $124 million Community Reinvestment Act Investments (2023) $4.9 million Community Development Philanthropic Donations (2019-2023) ~59,500 hours Community Development Service Hours (2019-2023) 8 consecutive ”Outstanding” composite ratings from the FDIC for CRA performance, a period spanning more than 20 years ~70% female Employees identifying as female, including ~55% of Bank Officers >36% female Key senior executive leadership positions identifying as female 31% diverse Board of Directors identifying as diverse (gender, ethnicity) ~10% diverse Employees identifying as ethnically diverse, including ~7% of Bank Officers 36% supplies Green office supplies (compared to <1% in 2019) ~30% facilities Converted to LED lighting; will continue conversions, over time, as remodel facilities 50% workforce Including 90% of support areas, in either a 100% remote or hybrid schedule >20% reduction In financial center footprint, while continuing to serve customers effectively 154 years Strong culture of credit quality, risk management, and compliance

For the 14th time since the rankings inception in 2010, WesBanco Bank was again named one of the Best Banks in America by Forbes based on soundness, capital, credit quality, and profitability Newsweek named WesBanco Bank one of America’s Best Regional Banks, based on soundness, profitability, and customer reviews For the third consecutive year, WesBanco was named one of the best performing 100 largest banks by S&P Global Market Intelligence Bauer Financial again awarded WesBanco Bank their highest rating as a “five-star” bank – for the 39th consecutive quarter WesBanco Bank received the America Saves Designation of Savings Excellence for Banks, a designation from America Saves, for the 8th consecutive year and one of only six banks Kroll Bond Rating Agency affirmed senior unsecured debt ratings of BBB+ to WesBanco, Inc. and A- to WesBanco Bank, Inc. National accolades a testament to strong performance & foundation Note: Kroll Bond Rating Agency rating affirmation announced 8/10/2023 Commitment to Excellence

Financial Overview

Deposits and loans increased both year-over-year and quarter-over-quarter Sequential quarter deposit growth funded loan growth and borrowings pay-down Total loans up $1.0 billion as compared to the prior year period Non-interest income increased year-over-year, supported by new commercial loan swap and wealth management fees Non-interest expense declined sequentially due to management of staffing and marketing costs Key credit quality metrics remained at low levels and favorable to peer bank averages WesBanco remains well-capitalized with solid liquidity and a strong balance sheet with capacity to fund loan growth Nationally recognized for credit quality, growth, and profitability Net Income Available to Common Shareholders and Diluted EPS(1) $33.2 million; $0.56/diluted share Total Deposits +10.0% QoQ (annualized); +4.8% YoY Total Loan Growth +8.1% QoQ (annualized); +9.0% YoY Non-Interest Income and Expense +10.8% YoY and (2.3%) QoQ, respectively Average loans to average deposits 88.7% Non-Performing Assets to Total Assets 0.19% Tangible Common Equity to Tangible Assets(1) 7.63% Deposit growth outpaces strong sequential quarter loan growth Note: financial and operational highlights during the quarter ended March 31, 2024 (1) Non-GAAP measure – please see reconciliation in appendix; excludes restructuring and merger-related expenses Q1 2024 Financial and Operational Highlights

+9.0% year-over-year and +2.0% (or +8.1% annualized) quarter-over-quarter Loan growth continues to demonstrate the strength of our markets and lending teams Loan production offices are contributing meaningfully to both commercial loan growth and the loan pipeline C&I loans increased 10.7% year-over-year and 3.0% quarter-over-quarter annualized, reflecting strategic loan production office and lender hiring initiatives CRE loan payoffs totaled approximately $63 million during the first quarter – as compared to an anticipated annual level in the $500 million range within a more normal operating environment C&I line utilization, as of 3/31/2024, increased ~180 basis points year-over-year to 34%, as compared to a mid-40% range prior to the pandemic Total loans up $1 billion year-over-year Q1 2024 Total Portfolio Loans

NIM continues to reflect the higher rate environment and deposit remix Q1 2024 net interest margin of 2.92% reflects higher funding costs from increasing deposit costs and continued remix from non-interest bearing deposits into higher tier money market and certificate of deposit accounts, partially offset by loan growth and the benefit of rising interest rates on earning assets As anticipated, NIM declined 10 basis points quarter-over-quarter and 44 basis points year-over-year, reflecting the 525 basis point increase in the federal funds rate since March 2022 Total deposit funding costs, including non-interest bearing deposits, were 181 basis points, increasing 20 basis points sequentially and 116 basis points year-over-year Federal Home Loan Bank borrowings totaled $1.1 billion at 3/31/2024, down $250 million from 12/31/2023 Q1 2024 Net Interest Margin (NIM)

Non-interest income increased 10.8% year-over-year reflecting growth in wealth management and strength in new commercial swap fees Trust fees, which are seasonally higher in Q1, increased due to an 11.4% increase in trust assets, driven by both market value adjustments and organic growth New swap fee and valuation income includes $0.8 million in new swap fees and $0.8 million in fair market value adjustments As compared to new swap fees of $1.8 million and negative fair market value adjustments of $1.0 million last year The year-over-year increase in service charges on deposits reflects fee income from new products and services and increased general consumer spending Wealth management and commercial loan swaps driving growth Note: OREO = other real estate owned Q1 2024 Non-Interest Income

Committed to discretionary expense management Q1 2024 Non-Interest Expense Non-interest expense increased year-over-year primarily due to higher staffing costs and inflation but decreased quarter-over-quarter, reflecting lower quarterly average staffing levels and the timing of marketing campaigns Salaries and wages reflect last year’s annual merit increases and new revenue-producing hires, mainly commercial lenders, partially offset by efficiency improvements in the mortgage and branch staffing models Equipment and software expense increased due to the completed upgrade of our ATM fleet with the latest technology and general inflationary cost increases for existing service agreements Other operating expenses increased year-over-year primarily due to higher costs and fees in support of loan growth and higher miscellaneous taxes and expenses

Comparable operating measures to peer bank group Note: historical data as of 12/31 YTD; current data as of 3/31/2024 YTD; peer bank group includes all U.S. banks with total assets of $10B to $25B from S&P Capital IQ (as of 5/3/2024 and represent simple averages; NIM (fully taxable-equivalent (FTE) and annualized basis) and non-interest expense (does not exclude restructuring & merger-related expenses) are company reported; other figures are S&P calculations); 2020 and 2021 comparability impacted by timing of the adoption of Current Expected Credit Losses (“CECL”) accounting standard and economic assumptions used by each bank (WSBC adopted January 1, 2020); please see the reconciliations in the appendix Return on Average Assets Non-Interest Expense to Total Assets Net Interest Margin Return on Average Tangible Equity Disciplined Execution upon Growth Strategies 1.40% 0.77% 0.75% 0.88% 1.09% 15.2% 9.1% 9.9% 13.9% 11.8%

Favorable asset quality measures compared to peer bank group Note: financial data as of quarter ending for dates specified; peer bank group includes all U.S. banks with total assets of $10B to $25B from S&P Capital IQ (as of 5/3/2024) and represent simple averages except criticized & classified loans as % of total loans which is a weighted average; 2020 and 2021 comparability impacted by timing of the adoption of Current Expected Credit Losses (“CECL”) accounting standard and economic assumptions used by each bank (WSBC adopted January 1, 2020) Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (YTD Annualized) Allowance for Credit Losses as % of Total Loans Criticized & Classified Loans as % of Total Loans Strong Legacy of Credit Quality

Returning value to shareholders Note: dividend through November 2023 declaration announcement; WSBC dividend yield based upon 5/2/2024 closing stock price of $27.96; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of most recent period) from S&P Capital IQ (as of 5/3/2024 and represent simple average) Under the existing share repurchase authorization that was approved on February 24, 2022 by WesBanco’s Board of Directors Non-GAAP measure – please see reconciliation in appendix Focus on appropriate capital allocation to provide financial flexibility while continuing to enhance shareholder value through earnings growth and effective capital management Capital management strategy: dividends, loan growth, acquisitions, share repurchases Q1 2024 dividend yield 5.2%, compared to 3.6% for bank group ~1.0 million shares continue to remain for repurchase (as of 3/31/2024)(1) Capital Management Strategy Tangible Book Value per Share ($)(2) Quarterly Dividend per Share ($) +157% +77%

Appendix

Q1 2024 Key Metrics Note: PTPP = pre-tax, pre-provision Non-GAAP measure – please see reconciliation in appendix Excludes restructuring and merger-related expenses

Solid deposit growth both year-over-year and quarter-over-quarter Note: “uninsured deposits” are approximated; “collateralized municipal deposits” are collateralized by securities Total deposits of $13.5 billion were up 4.8% year-over-year and 10.0% quarter-over-quarter annualized, reflecting deposit gathering and retention efforts by our retail and commercial teams Sequential quarter deposit growth funded loan growth and pay-down of FHLB borrowings Distribution: consumer ~53% and business ~34% (note: public funds, which are separately collateralized, ~13%) Total demand deposits represented 55% of total deposits, with the non-interest bearing component representing 29% Non-interest bearing demand deposits as a percentage of total deposits remain consistent with the percentage range prior to the pandemic Average loans to average deposits were 88.7%, providing continued capacity to fund loan growth Q1 2024 Total Deposits

Tangible common equity to tangible assets ratio improved 19 basis points year-over-year to 7.63% Weighted average yield 2.53% vs. 2.49% last year Weighted average duration 5.2 Total unrealized securities losses (after-tax): Available for Sale (“AFS”) = $242MM Held to Maturity (“HTM”) = $105MM Note: HTM losses not recognized in accumulated other comprehensive income Securities 18.7% of assets, down 282 basis points year-over-year Note: weighted average yields have been calculated on a taxable-equivalent basis using the federal statutory rate of 21%; after-tax unrealized losses have been calculated using the Other Comprehensive Income (“OCI”) tax rate of ~24% Non-GAAP measure – please see reconciliation in appendix Q1 2024 Total Securities

Allowance coverage ratio of 1.09% Note: ACL at 3/31/2024 excludes off-balance sheet credit exposures of $8.2 million The decrease in the allowance was primarily driven by the dollar change in qualitative adjustments for loan concentrations During Q1 2024, recorded a provision for credit losses of $4.0 million, as compared to $3.6 million in the prior year period Allowance coverage ratio of 1.09% Excludes fair market value adjustments on previously acquired loans representing 0.11% of total portfolio loans Q1 2024 Current Expected Credit Loss (CECL)

Non-Interest Expense to Total Assets and Efficiency Ratio Reconciliation Note: “non-interest expense to total assets” are annualized by utilizing the actual numbers of days in the quarter versus the year; “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009

Pre-Tax, Pre-Provision Income (PTPP) and Ratios Reconciliation

Net Income and Diluted Earnings per Share (EPS) Reconciliation

Tangible Book Value per Share Reconciliation

Return on Average Assets (1) Ratios are annualized by utilizing the actual numbers of days in the quarter versus the year Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019 Reconciliation

Return on Average Tangible Equity Reconciliation (1) Amortization of intangibles tax effected at 21% for all prior periods (2) Ratios are annualized by utilizing the actual numbers of days in the quarter versus the year Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019